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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): DECEMBER 9, 2002


                        BINDVIEW DEVELOPMENT CORPORATION
               (Exact name of registrant as specified in charter)

           TEXAS                           000-24677                               76-0306721
 (State of Incorporation)            (Commission File No.)            (I.R.S. Employer Identification No.)

      5151 SAN FELIPE, 25TH FLOOR
             HOUSTON, TEXAS                               77056
(Address of Principal Executive Offices)               (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 561-4000

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ITEM 5. OTHER EVENTS.

      On December 9, 2002, BindView Development Corporation ("BindView") issued a press release announcing that it received notification from the NASDAQ Listing Qualifications Panel confirming that BindView has regained compliance with NASDAQ's continued listing maintenance requirements. A copy of the press release is attached as Exhibit 99.1. A transcribed copy of the notification, with certain contact information of a NASDAQ employee omitted, is attached as
Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

      99.1  Press Release dated December 9, 2002.

      99.2  Transcription of NASDAQ letter dated December 5, 2002


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BINDVIEW DEVELOPMENT CORPORATION

Dated:  December 11, 2002                  By:  /s/ EDWARD L. PIERCE
                                                ---------------------------
                                                     Edward L. Pierce,
                                                   Senior Vice President
                                                and Chief Financial Officer


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                                 EXHIBIT INDEX

     EXHIBIT
     NUMBER                       DESCRIPTION
     -------                      -----------
       99.1           Press Release dated December 9, 2002.

       99.2           Transcription of NASDAQ letter dated December 5, 2002